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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANT

       We consent to the inclusion in this registration statement on Form S-1 of our report dated October 28, 1997, on our audits of the financial statements and financial statement schedules of MKS Instruments, Inc. We also consent to the reference to our firm under the caption "Experts."

                                          COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
November 12, 1997

                                      S-6